INVESTOR PRESENTATION MAY 2020

Forward-Looking Statements We refer throughout this presentation to the results from the business associated with the brands that existed prior to our acquisition of ILG, Inc. (“ILG”) as “Legacy-MVW,” and we refer to the results from the business and brands that were acquired from ILG as “Legacy-ILG.” The Company cautions you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including, without limitations, conditions beyond our control such as the length and severity of the current COVID-19 pandemic and its effect on our operations; the effect of any governmental actions or mandated employer-paid benefits in response to the COVID-19 pandemic; the Company’s ability to manage and reduce expenditures in a low revenue environment; volatility in the economy and the credit markets, changes in supply and demand for vacation ownership and residential products, competitive conditions, the availability of additional financing when and if required, and other matters disclosed under the heading “Risk Factors” contained in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this presentation. These statements are made as of the date of issuance and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. In this presentation we use certain financial measures that are not prescribed by United States generally accepted accounting principles (“GAAP”). We discuss our reasons for reporting these non-GAAP financial measures herein, and reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (in the Appendix). Non-GAAP financial measures are identified in the footnotes in the pages that follow and are further explained in the Appendix. Although we evaluate and present these non-GAAP financial measures for the reasons described in the Appendix, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP financial measures we report may not be comparable to those reported by others. MARRIOTT VACATIONS WORLDWIDE I 2

AGENDA Powerful Business Model Driving Long-Term Growth • Well Positioned to Weather the Storm • Unique Business Model • Long-Term Growth Strategy MARRIOTT VACATIONS WORLDWIDE I 3

Highly Resilient Business Model 2019 Adjusted EBITDA Contribution Recurring ~ Management and Vacation Exchange Ownership Sales 28% 36% ~45% of Adjusted EBITDA Contribution from Recurring Sources 19% 17% Rentals Financing Adjusted EBITDA Contribution, a non-GAAP measure, excludes allocations for general and administrative costs, royalty fees, 4 and add backs for share-based compensation and depreciation. For definition and reconciliation, please see appendix. MARRIOTT VACATIONS WORLDWIDE I

Taking Aggressive Cost Reduction Measures Salaries and wages Other salaries and Other cost reduction reduced wages measures measures Eliminated all travel 50% reduction for Deferred 2020 merit and off-site Senior Leadership increases meetings Deferred 2019 Curtailed Furloughing nearly 401(k) company discretionary 65% of associates match contributions spending Actively Reducing hours for Hiring freeze on renegotiating most remaining non-mission critical vendor agreements associates positions and payment terms MARRIOTT VACATIONS WORLDWIDE I 5

Deferring Cash Investments and Other Payments Reducing capex and • Reduced planned inventory and corporate inventory spending capex investments Curtailing synergy • Focus on initiatives that are cash flow neutral or investments better in 2020 Prioritizing • Temporarily suspending share repurchases and shareholder returns dividend payments Actions Can Save Up To ~$300 Million Of Cash In 2020* *Excluding share repurchases MARRIOTT VACATIONS WORLDWIDE I 6

Strong Liquidity Position with Ample Runway Cash on hand on March 31  $651M Additional cash from May Senior Notes Offering  $500M Gross securitizable notes receivable on March 31  $98M Remaining warehouse capacity on April 30  $258M . MARRIOTT VACATIONS WORLDWIDE I 7

No Long-Term Debt Maturities Before 2022 Debt Maturity Schedule ($M) Covenant Leverage $1,393 New Senior Q1 2020: Notes 1.3x vs. 3.0x first lien covenant $500 Revolving Credit Facility $750 $596 $893 $350 $230 2020 2021 2022 2023 2024 2025 2026 2027 2028 Maturities above exclude the 1% annual term loan amortization, capital lease payments and non-recourse securitized debt. Debt for purposes of MVW’s first lien debt covenant provision excludes the $1.3B of bonds maturing in 2022, 2026 and 2028. MARRIOTT VACATIONS WORLDWIDE I 8

Substantial Second-Half Bookings Vacation Ownership Interval International Nights Booked Bookings (000’s) (000’s) 2,093 2,018 122.8 106.5 Owner 77% 78% Stays H2 2019 H2 2020 H2 2019 H2 2020 North America; 2019 and 2020 bookings as of the end of April. MARRIOTT VACATIONS WORLDWIDE I 9

AGENDA Powerful Business Model Driving Long-Term Growth • Well Positioned to Weather the Storm • Unique Business Model • Long-Term Growth Strategy MARRIOTT VACATIONS WORLDWIDE I 10

Leading Provider of Vacation Experiences Vacation Ownership Over Leading 7 110 660,000 Upper Upscale Iconic brands Resorts around Owner families & Luxury the world Vacation Ownership Developer Exchange and Third-Party Management Serving nearly Nearly Over 2M 3,200 170 Members Exchange Properties Resorts managed As of December 31, 2019. MARRIOTT VACATIONS WORLDWIDE I 11

We Have a Broad, Diverse Portfolio Strengthened by the ILG Acquisition Vacation Ownership 88% of Revenues • Sales of vacation ownership products & financing • Management & rentals Exchange & Third-Party Management 12% of Revenues • Exchange • Third-party management As of December 31, 2019. Revenues exclude cost reimbursements, a non-GAAP measure. For definitions and reconciliation, please see appendix. MARRIOTT VACATIONS WORLDWIDE I 12

More Diverse, Less Capital-Intensive Model Then Now Timeshare + Business Residences + Timeshare + Exchange More Fractional diverse Development Less capital Weeks-based Points-based Model intensive Solid free On balance Funding Capital-efficient cash flow sheet MARRIOTT VACATIONS WORLDWIDE I 13

Large And Attractive Addressable Market households – addressable >35M market in U.S. alone >$130k median annual income ~740 FICO score $1.5M median net worth Amounts represent Marriott Vacation Club owners except addressable market, which is from management’s estimates. MARRIOTT VACATIONS WORLDWIDE I 14

High-Margin Exchange & Third-Party Management Business Provides Strong Free Cash Flow 2019 Adjusted EBITDA Contribution Key Metrics Interval International Third-Party Active Members Management ~20% 1.7M Adjusted EBITDA Margin Exchange ~80% 63% Capital Expenditures $13M Adjusted EBITDA Contribution and Adjusted EBITDA Margin are non-GAAP measures. For definitions and reconciliation, please see appendix. MARRIOTT VACATIONS WORLDWIDE I 15

Strong Performance Record Legacy Legacy Combined MVW Contract Sales ILG Contract Sales Contract Sales ($M) ($M) ($M) 8% CAGR $1,524 7% CAGR $1,112 $952 10% $719 CAGR $572 $393 2015 2019 2015 2019 2015 2019 MARRIOTT VACATIONS WORLDWIDE I 16

A Powerful Free Cash Flow Engine Adjusted Free Cash Flow before Inventory and Capex $2.6B Inventory Investment Adjusted Free Cash Flow Capital Expenditure $1.0B $1.4B $0.2B Shares Repurchased Dividends ~90% Returned $1.0B to Shareholders $0.2B Cumulative 2015 to 2019. Free Cash Flow and Adjusted Free Cash Flow are non-GAAP measures. For definitions please see appendix. MARRIOTT VACATIONS WORLDWIDE I 17

AGENDA Powerful Business Model Driving Long-Term Growth • Well Positioned to Weather the Storm • Unique Business Model • Long-Term Growth Strategy MARRIOTT VACATIONS WORLDWIDE I 18

Driving Growth with Digital Strengthen Our Digital Infrastructure Grow Online Tour Packages Enhance Experiences MARRIOTT VACATIONS WORLDWIDE I 19

Leveraging Strong License Relationships Number of Loyalty Members 141M 103M 81M 22M MARRIOTT VACATIONS WORLDWIDE I 20

Acquired Brands Underrepresented in Major Markets • Las Vegas, NV • Orlando, FL • Maui, HI • Waikiki, HI* • Big Island, HI • Urban • Key West, FL • Aruba • Cancun, Mexico • Los Cabos, Mexico • Asia Pacific Announced proposed project in February 2020. MARRIOTT VACATIONS WORLDWIDE I 21

Focus on New Owners and Younger Generations Increasing Sales to Younger Growing New Generations Owners New Owner Not Disclosed Millennial & GenX Growth 10% 33% ~95k first-time buyers added since 2016!! 57% Boomers MARRIOTT VACATIONS WORLDWIDE I 22

Adding New Owners to the System Grows Revenue Average Revenue Contribution of Initial Purchases Through First Five Years Other Financing Revenue Management Fees, Ancillary, Financing Rental, Other Development Revenue Revenue Additional Purchase Development Revenue Initial Vacation Total Revenue Ownership Purchase First Five Years Representative of North America Marriott Vacations Worldwide Legacy owners. MARRIOTT VACATIONS WORLDWIDE I 23

Grow Exchange & Third-Party Management Business Increase share of Expand Grow affiliations wallet with distribution & management enhanced product channels contracts offerings MARRIOTT VACATIONS WORLDWIDE I 24

On Track to Deliver $125M+ in Cost Synergy Savings ~$55M+ Remaining Synergies ~$125M+ PLANNED INITIATIVES Total ~$70M • Back of house technology and synergies Synergies process consolidation COMPLETED INITIATIVES • Digital transformation • Reduced systems • Duplicate leadership positions and public company costs • Process alignment • G&A / infrastructure redundancies September Today 2018 + Top-line growth MARRIOTT VACATIONS WORLDWIDE I 25

Capturing Revenue Synergies From ILG Acquisition A few examples… Hotel In-House Owner Trial Program Volume per Call Marketing Tour and Site Guest Transfer Locations Penetration Packages Sold (VPG) Increased Market Best Practices Sales Excellence Penetration MARRIOTT VACATIONS WORLDWIDE I 26

Linking All Marriott-Branded Vacation Ownership Resorts Today Target Future Product Form MARRIOTT VACATIONS WORLDWIDE I 27

IN SUMMARY Resilient Business Model With Balance Sheet and Liquidity to Weather The Storm Quick Action Taken to Reduce Cash Burn and Preserve Liquidity Ample Liquidity to Cover Capital Needs Through End of 2021 Resilient Business Model with History of Strong Performance More Than 80% of U.S. Keys Located in Drive-To Destinations Large Owner Base Committed to Taking Vacations in Future MARRIOTT VACATIONS WORLDWIDE I 28

APPENDIX MARRIOTT VACATIONS WORLDWIDE I A-1

Non-GAAP Financial Measures In our presentation we report certain financial measures that are not prescribed by United States generally accepted accounting principles ("GAAP"). We discuss below our reasons for reporting these non-GAAP financial measures, and we’ve made footnote references to them on the preceding pages. Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP financial measures we report may not be comparable to those reported by others. We evaluate non-GAAP financial measures, including Adjusted EBITDA and Adjusted Free Cash Flow, that exclude certain items such as cost reimbursements, acquisition related, organizational and separation related, litigation, and other charges, because these non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of these items. These non-GAAP financial measures also facilitate our comparison of results from our on-going core operations before these items with results from other vacation ownership companies. Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“Adjusted EBITDA”). We define Adjusted EBITDA as earnings, or net income attributable to common shareholders, before interest expense (excluding consumer financing interest expense associated with term loan securitization transactions), provision for income taxes, depreciation, amortization, certain items (as itemized in the discussion of Adjusted Net Income Attributable to Common Shareholders above), and share-based compensation expense. For purposes of our Adjusted EBITDA calculation, we do not adjust for consumer financing interest expense associated with term loan securitization transactions because we consider it to be an operating expense of our business. We consider Adjusted EBITDA to be an indicator of operating performance, which we use to measure our ability to service debt, fund capital expenditures and expand our business. We also use Adjusted EBITDA, as do analysts, lenders, investors and others, because this measure excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. Adjusted EBITDA excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. Our Adjusted EBITDA also excludes share-based compensation expense to address considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. We evaluate Adjusted EBITDA as an indicator of operating performance because it allows for period-over-period comparisons of our on-going core operations before the impact of these items, and it facilitates our comparison of results from our on-going core operations before the impact of these items with results from other vacation ownership companies. Free Cash Flow and Adjusted Free Cash Flow. We evaluate Free Cash Flow and Adjusted Free Cash Flow as liquidity measures that provide useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, and the borrowing and repayment activity related to our securitizations, which cash can be used for strategic opportunities, including acquisitions and strengthening the balance sheet. Adjusted Free Cash Flow, which reflects additional adjustments to Free Cash Flow for the impact of ILG-acquisition costs, litigation, and other cash charges, allows for period-over-period comparisons of the cash generated by our business before the impact of these items. Analysis of Free Cash Flow and Adjusted Free Cash Flow also facilitates management's comparison of our results with our competitors' results. MARRIOTT VACATIONS WORLDWIDE I A-2 A-30

Non-GAAP Financial Measures

MARRIOTT VACATIONS WORLDWIDE

Revenues Excluding Cost Reimbursements. Cost reimbursements revenue includes direct and indirect costs that property owners' associations and joint ventures we participate in reimburse to us, and relates, predominantly, to payroll costs where we are the employer. As we record cost reimbursements based upon costs incurred with no added markup, this revenue and related expense has no impact on net income attributable to us because cost reimbursements revenue net of reimbursed costs expense is zero. We consider revenues excluding cost reimbursements to be a meaningful metric as it represents that portion of revenue that impacts net income attributable to us.

(In millions)	Exchange & Third Party	Vacation Ownership	Corporate and Other	2019 Total	VO and Exchange & Third Party Adjusted	% Vacation Ownership Revenues	% Exchange and Third Party Revenues
Revenues							
Sale of vacation ownership products	$ -	$ 1,390	$ -	$ 1,390	$ 1,390		
Management and exchange	298	509	147	954	807		
Rental	61	562	5	628	623		
Financing	4	271	-	275	275		
Cost reimbursements	91	1,137	(120)	1,108	1,228		
Total revenues	454	3,869	32	4,355	4,323		
Less: cost reimbursements	(91)	(1,137)	120	(1,108)	(1,228)		
Total revenues excluding cost reimbursements	363	2,732	152	3,247	3,095	88%	12%

Adjusted EBITDA Margin. We calculate Adjusted EBITDA Margin by dividing segment or total company Adjusted EBITDA, where applicable, by segment or total company revenues excluding cost reimbursements, where applicable. We consider Adjusted EBITDA Margin to be an indicator of operating performance for our segments and total company, and believe it provides useful information to investors, because it demonstrates the diversity of our business model and provides perspective regarding how much of our total Adjusted EBITDA Margin comes from each segment and the total company.

Adjusted EBITDA Contribution. We calculate Adjusted EBITDA Contribution by adding up the results of operations from our Development, Resort management / Management and exchange, Rental and Financing businesses, excluding allocations for general and administrative costs, royalty fees, and add backs for share-based compensation and depreciation, and then dividing that result by each business' results of operations, as reconciled herein. We consider Adjusted EBITDA Contribution to be an indicator of operating performance for our collective and separate businesses, and believe it provides useful information to investors, because it demonstrates the diversity of our business model and provides perspective regarding how much of our total Adjusted EBITDA comes from each of our businesses.

($'s in millions)	2019 Adjusted EBITDA Margin**	Adjusted EBITDA Margin** Contribution[(1)]
Development margin	$ 316	28%
Management and exchange margin	405	36%
Rental margin	212	19%
Financing margin	179	17%
Total adjusted EBITDA margin	$ 1,112	100%

(1) Represents the contribution toward Adjusted EBITDA.

MARRIOTT VACATIONS WORLDWIDE | A-3

NON-GAAP FINANCIAL MEASURES 2019 Net Income 2019 REVENUES Sale of vacation ownership products $ 1,390 Management and exchange 954 Rental 628 Financing 275 Cost reimbursements 1,108 TOTAL REVENUES 4,355 EXPENSES Cost of vacation ownership products 356 Marketing and sales 762 Management and exchange 506 Rental 416 Financing 96 General and administrative 300 Depreciation and amortization 141 Litigation charges 7 Royalty fee 106 Impairment 99 Cost reimbursements 1,108 TOTAL EXPENSES 3,897 Gains and other income 16 Interest expense (132) ILG acquisition-related costs (118) Other 1 INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS 225 Provision for income taxes (83) NET INCOME 142 Net loss attributable to noncontrolling interests (4) NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS $ 138 MARRIOTT VACATIONS WORLDWIDE I A-4 A-32

NON-GAAP FINANCIAL MEASURES

Cumulative Adjusted Free Cash Flow – 2015 through 2019

MARRIOTT VACATIONS WORLDWIDE

(In millions)	2015	2016	2017	2018	2019	Cumulative
Net cash provided by operating activities	$ 109	$ 141	$ 142	$ 97	$ 382	$ 871
Capital expenditures for property and equipment (excluding inventory):						
Other	(36)	(35)	(26)	(40)	(46)	(183)
Investment in operating portion of Surfers Paradise hotel that will be sold [1]	(47)	-	-	-	-	(47)
Change in restricted cash	37	5	-	-	-	42
Borrowings from securitization transactions	255	377	400	539	1,026	2,597
Repayment of debt related to securitizations	(278)	(323)	(293)	(382)	(880)	(2,156)
Free cash flow	40	165	223	214	482	1,124
Adjustments:						
ILG acquisition-related costs	-	-	-	162	81	243
Litigation settlements	-	-	-	18	22	40
Inventory / other payments associated with capital efficient inventory arrangements	-	-	-	(33)	(27)	(60)
Net insurance proceeds from business interruption claims	-	-	-	(57)	(41)	(98)
Borrowings from non-traditional securitization transaction	-	-	-	-	(59)	(59)
Organizational and separation-related, litigation and other charges	8	-	-	-	-	8
Proceeds from sale of operating portion of Surfers Paradise hotel [1]	47	-	-	-	-	47
Accelerated payment of liability for Marriott Rewards customer loyalty program [2]	66	-	-	-	-	66
Other [3]	-	-	-	6	(21)	(15)
Borrowings available from the securitization of eligible vacation ownership notes receivable [4]	68	(5)	45	(31)	58	135
Change in restricted cash	-	-	(15)	(14)	(31)	(60)
Adjusted free cash flow	$ 229	$ 160	$ 253	$ 265	$ 464	$ 1,371

NOTE: Beginning in fiscal year 2017, we now present the change in restricted cash as an adjustment to free cash flow, rather than including the change in restricted cash in free cash flow, but have not restated prior year presentation for this change.

[1] Represents the estimated investment in, as well as the proceeds from the subsequent sale of, the operating portion of the Surfers Paradise hotel.

[2] Represents the portion of the Q1 2016 liability for Marriott Rewards customer loyalty program payment that was accelerated into Q4 2015.

[3] 2018 - primarily an adjustment to exclude losses resulting from fraudulently induced electronic wire payment disbursements made to third parties; 2019 - primarily $21 million to exclude prior year Legacy-ILG net tax refunds and $2 million recovery of a portion of the fraudulently induced electronic payment disbursements made in 2018, offset partially by $2 million of integration related IT costs.

[4] Represents the net change in borrowings available from the securitization of eligible vacation ownership notes receivable between year ends.

Adjusted Free Cash Flow is a non-GAAP measure. For definition, please see A-2.

MARRIOTT VACATIONS WORLDWIDE | A-5